UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008

GSI Commerce, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

GSI Commerce, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating its contents into the Registration Statement on Form S-4 that the Company intends to file in connection with the Company’s previously announced acquisition of Innotrac Corporation (“Innotrac”) pursuant to that Agreement and Plan of Merger, dated October 5, 2008, among the Company, Bulldog Acquisition Corp., a wholly owned subsidiary of the Company, and Innotrac.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2008, filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2008, during the first quarter of fiscal 2008 the Company acquired e-Dialog, Inc., and changed the way the business is managed, which resulted in a change to the Company’s segment reporting structure. As of the end of fiscal 2007, the Company had one reportable segment: e-commerce services. Following the acquisition of e-Dialog in February 2008, the Company determined that its business now consists of two reportable segments: (i) e-commerce services; and (ii) interactive marketing services.

Also, in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 28, 2008, filed with the SEC on August 6, 2008, the Company replaced the sales and marketing line item in its Condensed Consolidated Statements of Operations with two separate line items: (i) marketing and (ii) account management and operations. Marketing expenses include client revenue share expenses, net advertising and promotional expenses, subsidized shipping and handling expenses, and catalog expenses. The remaining expenses that were formerly included in sales and marketing are now included within account management and operations. Account management and operations expenses include fulfillment costs, customer care costs, credit card fees, and payroll related to the buying, business management and marketing functions of the Company. This change was made to enable investors to analyze the Company’s expenses in a manner consistent with how the business is viewed internally and managed. The Company conformed the financial statements attached as exhibits to this 8-K to this presentation for all periods presented.

In connection with the revised segment reporting structure, and the reclassification from within its Consolidated Statements of Operations, the Company is updating the following information that appeared in its Annual Report on Form 10-K for the fiscal year ended December 29, 2007:

•	Part I, Item 1: Business, attached as Exhibit 99.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached as Exhibit 99.2 to this report and incorporated herein by reference; and

•	Part II, Item 8: Consolidated Financial Statements of the Company and Notes thereto, attached as Exhibit 99.3 to this report and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the above-described segment reporting change. Other than the presentation changes described above, there are no changes to the Company’s previously reported consolidated operating results, financial condition or cash flows. This Current Report on Form 8-K does not reflect events occurring after the Company’s fiscal year ended December 29, 2007, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.1 to 99.3 attached hereto. For information concerning developments regarding the Company since the filing of its Annual Report on Form 10-K for the fiscal year ended December 29, 2007, please refer to the Company’s reports filed with the Securities and Exchange Commission, including various Current Reports on Form 8-K and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 29, 2008 and June 28, 2008.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 29, 2007: Business, revised only to reflect segment reporting changes.
99.2	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 29, 2007: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting changes.
99.3	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 29, 2007: Consolidated Financial Statements of the Company and Notes thereto, revised only to reflect segment reporting changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2008	GSI COMMERCE, INC.

	By:	/s/ Arthur H. Miller
Name: Arthur H. Miller Title: Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 29, 2007: Business, revised only to reflect segment reporting changes.
99.2	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 29, 2007: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting changes.
99.3	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 29, 2007: Consolidated Financial Statements of the Company and Notes thereto, revised only to reflect segment reporting changes.

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